UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12
CENTERLINE HOLDING COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

May 22, 2008

Dear Shareholder:

You are receiving the enclosed materials as a holder of 11% Cumulative Convertible Preferred Shares, Series A-1 (the “11% Preferred Shares”) of Centerline Holding Company (the “Company”) at the close of business on April 14, 2008 (the “Record Date”). If you held the Company’s common shares as of the Record Date, we sent proxy materials out to you on or about April 28, 2008.  The proxy card in that mailing does not relate to your 11% Preferred Shares.   To vote your 11% Preferred Shares, you must complete the enclosed proxy card, which will also apply to any common shares you owned as of the Record Date and will supersede any previously granted proxy.

The accompanying form of proxy is solicited on behalf of the board of trustees of the Company for use at the annual meeting of shareholders to be held Thursday, June 12, 2008 at 10:00 a.m. (local time), at the law offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York, and at any adjournment or postponement thereof.

You may vote by completing, signing and mailing the enclosed proxy card in the enclosed return envelope.  In the alternative, you may also submit a proxy by telephone or on the Internet by following the instructions on the enclosed proxy card.

Sincerely,

Centerline Holding Company

centerline holding company

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DESIGNATION (IF ANY)
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Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 12:00 a.m., Eastern Time, on June 12, 2008.

Vote by Internet

- Log on to the Internet and go to **www.investorvote.com**
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Trustees recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Trustees:

	For	Withhold
01 - ROBERT L. LOVERD	☐	☐
02 - MARC D. SCHNITZER	☐	☐
03 - THOMAS W. WHITE	☐	☐

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	For	Against	Abstain
2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.	☐	☐	☐
3. The approval of any postponements or adjournments of the annual meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the meeting to approve proposals 1 and 2.	☐	☐	☐

4. In their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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Dear Shareholder:

Please take note of the important information enclosed with this proxy. There are a number of issues related to the operation of Centerline Holding Company (the "Company") that require your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

You can vote your shares by telephone or Internet. Follow the instructions if you wish to do so.

If you choose to vote by mail, please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign and return your proxy card in the enclosed postage-paid envelope.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Centerline Holding Company

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on June 12, 2008 – This proxy statement and the Company's 2007 Annual Report to stockholders are available at http://www.centerline.com in the "Investor Relations" section.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

centerline
holding company

Proxy — Centerline Holding Company

625 Madison Avenue
New York, New York 10022

SOLICITED BY THE BOARD OF TRUSTEES
FOR THE ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Marc D. Schnitzer and Robert L. Levy, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all common shares and all 11.0% Cumulative Convertible Preferred Shares, Series A-1 of Centerline Holding Company (collectively, the "Shares") held of record by the undersigned on April 14, 2008, at the Annual Meeting of Shareholders to be held on June 12, 2008, and any adjournments thereof.

The undersigned, revoking any proxy heretofore given, hereby votes all the Shares which the undersigned is entitled to vote at this meeting as stated on the reverse side.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE.